CERTIFICATION OF LOREN M. STARR
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Invesco Ltd.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”), I, Loren M. Starr, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2009

Loren M. Starr
Senior Managing Director and Chief Financial Officer